UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 1, 2011

FIRST CORPORATION
(Name of Small Business issuer in its charter)

COLORADO	0-52724	90-0219158
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization)		Identification No.)

Maranello, Watch House Green, Felsted, Essex, CM6 3EF, United Kingdom
 (Address of principal executive offices)

(403) 467-2356
(Registrant’s telephone number)

Item 8.01 Other Events

On July 1, 2011, First Corporation issued a press release announcing the status of its transactions with Gecko Landmarks Ltd. and Acquma Holdings Ltd.  A copy of such press release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99           Press Release, dated July 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 1, 2011

First Corporation

/s/ Andrew Clarke
    Andrew Clarke, Chief Executive Officer